FORM 8-K


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                             SECURITIES ACT OF 1934

       Date of Report (Date of earliest event reported): February 8, 2000


                          THE HARTCOURT COMPANIES INC.
                     (Exact name of registrant as specified
                                in its charter.)

                                      Utah
                    (State of incorporation or organization)

                                    001-12671
                            (Commission File Number)

                                   87-0400541
                      (I.R.S. Employee Identification No.)

               1198 E. Willow Street, Long Beach, California 90806
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (562) 426-9796

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Item 4.           Changes in Registrants Certifying Accountant

                  The Registrant engaged BDO International as its new independent accountants as of February 8, 2000. During the two most recent fiscal years and through February 8, 2000, the Registrant has not consulted with BDO International regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advise was provided that BDO International concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a) (l) (iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that terms is defined in Item 304 (a) (l)
                  (iv) or Regulation S-K.


                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          THE HARTCOURT COMPANIES INC.

                                        By:  /s/  Alan Phan
                                             ----------------------------------
                                        Name:     Alan Phan
                                        Title:    Chairman of the Board